Background, Organization and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2019
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Background, Organization and Summary of Significant Accounting Policies
Note 1 - Background, Organization, and Summary of Significant Accounting Policies
Nature of Operations. This is a combined annual report of Southwest Gas Holdings, Inc. and its subsidiaries (the “Company”) and Southwest Gas Corporation and its subsidiaries (“Southwest” or the “natural gas operations” segment). The notes to the consolidated financial statements apply to both entities. Southwest Gas Holdings, Inc. is a holding company, owning all of the shares of common stock of Southwest and all of the shares of common stock of Centuri Group, Inc. (“Centuri” or the “utility infrastructure services” segment). At the annual meeting of stockholders of Southwest Gas Holdings, Inc., held on May 2, 2019, stockholders voted to approve changing the state of incorporation for Southwest Gas Holdings, Inc. from California to Delaware. The reincorporation became effective in September 2019.
Southwest is engaged in the business of purchasing, distributing, and transporting natural gas for customers in portions of Arizona, Nevada, and California. Public utility rates, practices, facilities, and service territories of Southwest are subject to regulatory oversight. The timing and amount of rate relief can materially impact results of operations. Natural gas purchases and the timing of related recoveries can materially impact liquidity. Results for the natural gas operations segment are higher during winter periods due to the seasonality incorporated in its regulatory rate structures.
Centuri is a comprehensive utility infrastructure services enterprise dedicated to delivering a diverse array of solutions to North America’s gas and electric providers. Centuri derives revenue from installation, replacement, repair, and maintenance of energy distribution systems, and developing industrial construction solutions. Centuri operations are generally conducted under the business names of NPL Construction Co. (“NPL”), NPL Canada Ltd. (“NPL Canada”), New England Utility Constructors, Inc. (“Neuco”), and Linetec Services, LLC (“Linetec”). Utility infrastructure services activity is seasonal in most of Centuri’s operating areas. Peak periods are the summer and fall months in colder climate areas, such as the northeastern and midwestern United States (“U.S.”) and in Canada. In warmer climate areas, such as the southwestern and southeastern U.S., utility infrastructure services activity continues year round. In November 2018, Centuri acquired an 80% interest in Linetec, thereby expanding its operations in the southeast region of the U.S. See Note 17 - Business Acquisitions.
Basis of Presentation. The Company follows accounting principles generally accepted in the United States (“U.S. GAAP”) in accounting for all of its businesses. Unless specified otherwise, all amounts are in U.S. dollars. Accounting for natural gas utility operations conforms with U.S. GAAP as applied to rate-regulated companies and as prescribed by federal agencies and commissions of the various states in which the utility operates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. No substantive change has occurred with regard to the Company’s business segments on the whole, or in the primary businesses comprising those segments as a result of the foregoing acquisition of Linetec.
Consolidation. The accompanying financial statements are presented on a consolidated basis for Southwest Gas Holdings, Inc. and all subsidiaries and Southwest Gas Corporation and all subsidiaries as of December 31, 2019 (except those accounted for using the equity method as discussed below). All significant intercompany balances and transactions have been eliminated with the exception of transactions between Southwest and Centuri in accordance with accounting treatment for rate-regulated entities.
Centuri, through its subsidiaries, holds a 50% interest in W.S. Nicholls Western Construction Ltd. (“Western”), a Canadian infrastructure services company that is a variable interest entity. Centuri determined that it is not the primary beneficiary of the entity due to a shared-power structure; therefore, Centuri does not consolidate the entity and has recorded its investment, and results related thereto, using the equity method. The investment in Western, related earnings, and dividends received from Western in 2019 and 2018 were not significant. Centuri’s maximum exposure to loss as a result of its involvement with Western was estimated at $12.2 million as of December 31, 2019.
Fair Value Measurements. Certain assets and liabilities are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
U.S. GAAP states that a fair value measurement should be based on the assumptions that market participants would use in pricing the asset or liability and establishes a fair value hierarchy that ranks the inputs used to measure fair value by their reliability. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to fair values derived from unobservable inputs (Level 3 measurements). Financial assets and liabilities are categorized in their entirety based on the lowest level of input that is significant to the fair value measurement. The three levels of the fair value hierarchy are as follows:
Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities that a company has the ability to access at the measurement date.
Level 2 – inputs other than quoted prices included within Level 1 that are observable for similar assets or liabilities, either directly or indirectly.
Level 3 – unobservable inputs for the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity for the asset or liability at the measurement date.
The Company primarily used quoted market prices and other observable market pricing information in valuing cash and cash equivalents, derivatives, long-term debt outstanding, and assets of the qualified pension plan and the PBOP required to be recorded and/or disclosed at fair value. The Company uses prices and inputs that are current as of the measurement date, and recognizes transfers between levels at either the actual date of an event or a change in circumstance that caused the transfer.
Net Utility Plant. Net utility plant includes gas plant at original cost, less the accumulated provision for depreciation and amortization, plus the unamortized balance of acquisition adjustments. Original cost generally includes contracted services, material, payroll, and related costs such as taxes and certain benefits, general and administrative expenses, and an allowance for funds used during construction, less contributions in aid of construction.
Other Property and Investments. Other property and investments on Southwest’s and the Company’s Consolidated Balance Sheets includes:

	December 31,
(Thousands of dollars)	2019	2018
Southwest Gas Corporation:
Net cash surrender value of COLI policies	$132,072	$114,405
Other property	1,715	1,741
Total Southwest Gas Corporation	133,787	116,146
Centuri property, equipment, and intangibles	983,905	792,191
Centuri accumulated provision for depreciation and amortization	(352,333)	(298,939)
Other property	18,814	14,153
Total Southwest Gas Holdings, Inc.	$784,173	$623,551

Included in the table above are the net cash surrender values of company-owned life insurance (“COLI”) policies. These life insurance policies on members of management and other key employees are used by Southwest to indemnify itself against the loss of talent, expertise, and knowledge, as well as to provide indirect funding for certain nonqualified benefit plans.
Intangible Assets. Intangible assets (other than goodwill) are amortized using the straight-line method to reflect the pattern of economic benefits consumed over the estimated periods benefited. The recoverability of intangible assets is evaluated when events or circumstances indicate that a revision of estimated useful lives is warranted or that an intangible asset may be impaired. The intangible assets associated with utility infrastructure services businesses previously acquired include those most recently added from the Linetec acquisition in 2018. All have finite lives. These intangible assets are included in Other property and investments on the Company’s Consolidated Balance Sheets. Centuri’s intangible assets, not including goodwill, at December 31, 2019 and 2018, respectively, were as follows:

	December 31, 2019
(Thousands of dollars)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Customer relationships	$154,186	$(20,735)	$133,451
Trade names and trademarks	23,353	(6,754)	16,599
Customer contracts backlog	270	(252)	18
Noncompete agreements	2,045	(1,602)	443
Total	$179,854	$(29,343)	$150,511

	December 31, 2018
Customer relationships	$152,533	$(11,716)	$140,817
Trade names and trademarks	23,013	(5,234)	17,779
Customer contracts backlog	270	(3)	267
Noncompete agreements	2,022	(1,064)	958
Total	$177,838	$(18,017)	$159,821

Amortization expense for the acquired intangible assets listed above for the years ended December 31, 2019, 2018, and 2017 was $10.7 million, $7.6 million, and $4.1 million, respectively.
The estimated future amortization of the intangible assets for the next five years and thereafter is as follows:

(Thousands of dollars)
2020	$10,722
2021	10,303
2022	10,215
2023	10,215
2024	10,215
Thereafter	98,841
Total	$150,511

See Note 2 - Utility Plant and Leases for additional information regarding natural gas operations intangible assets. Note 17 - Business Acquisitions includes detailed information about intangible assets purchased in association with the Linetec acquisition.
Cash and Cash Equivalents. For purposes of reporting consolidated cash flows, cash and cash equivalents includes cash on hand and financial instruments with original maturities of three months or less. Such investments are carried at cost, which approximates market value. Cash and cash equivalents for Southwest and the Company also include money market fund investments totaling approximately $23.5 million and $26.7 million, respectively at December 31, 2019, and $18 million and $59.9 million, respectively, at December 31, 2018, which fall within Level 2 of the fair value hierarchy, due to the asset valuation methods used by money market funds.
Typical non-cash investing activities for Southwest include customer advances applied as contributions toward utility construction activity and capital expenditures that were not paid as of year end that are included in accounts payable. Amounts related to such activities were not significant for the periods presented herein. Also, see Note 2 - Utility Plant and Leases for information related to right-of-use assets obtained in exchange for lease liabilities, which are non-cash investing and financing activities. Right-of-use assets and lease liabilities are also subject to non-cash impacts as a result of other factors, such as lease terminations and modifications.
Income Taxes. The asset and liability method of accounting is utilized for the recognition of income taxes. Under the asset and liability method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the period that includes the enactment date. For regulatory and financial reporting purposes, investment tax credits (“ITC”) related to gas utility operations are deferred and amortized over the life of related fixed assets. As of December 31, 2019, the Company had cumulative book earnings of approximately $32 million in its foreign jurisdiction. Management previously asserted and continues to assert that all the earnings of Centuri’s Canadian subsidiaries will be permanently reinvested in Canada. As a result, no U.S. deferred income taxes have been recorded related to cumulative foreign earnings.
The Financial Accounting Standards Board (the “FASB”) issued guidance to allow an accounting policy election of either (i) treating taxes attributable to future taxable income related to Global Intangible Low-Taxed Income (“GILTI”) as a current period expense when incurred or (ii) recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years. The Company has elected to treat GILTI as a current period cost when incurred and has considered the estimated 2019 GILTI impact in its 2019 tax expense, which was immaterial.
Deferred Purchased Gas Costs. The various regulatory commissions have established procedures to enable Southwest to adjust its billing rates for changes in the cost of natural gas purchased. The difference between the current cost of gas purchased and the cost of gas recovered in billed rates is deferred. Generally, these deferred amounts are recovered or refunded within one year.
Prepaid and other current assets. Prepaid and other current assets for Southwest and the Company include gas pipe materials and operating supplies of $57 million in 2019 and $56 million in 2018 (carried at weighted average cost), and also include $33 million in 2019 and $74 million in 2018 related to a regulatory asset associated with the Arizona decoupling mechanism (an alternative revenue program).
Goodwill. As required by U.S. GAAP, goodwill is assessed for impairment annually, or more frequently, if circumstances indicate impairment to the carrying value of goodwill may have occurred. The goodwill impairment analysis is conducted as of October 1st each year and may start with an assessment of qualitative factors (commonly referred to as Step 0) to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the qualitative factors, management determines that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, or if management does not perform a qualitative assessment, a Step 1 impairment test will be performed. Management of the Company and Southwest considered its reporting units and segments and determined that its segments and reporting units remain consistent between periods presented below, and that no change was necessary with regard to the level at which goodwill is assessed for impairment. The Company and Southwest determined that it is not more likely than not that the fair value of the reporting units was less than their carrying amounts in either 2019 or 2018. Thus, no impairment was recorded in either year. Goodwill on the Company’s Consolidated Balance Sheet includes:

(Thousands of dollars)	Natural Gas Operations	Utility Infrastructure Services	Total Company
Balance, December 31, 2017	$10,095	$169,219	$179,314
Measurement-period adjustments - Neuco acquisition	—	182	182
Goodwill from Linetec acquisition	—	188,494	188,494
Foreign currency translation adjustment	—	(8,945)	(8,945)
Balance, December 31, 2018	10,095	348,950	359,045
Measurement-period adjustments - Linetec acquisition	—	(21,172)	(21,172)
Foreign currency translation adjustment	—	5,150	5,150
Balance, December 31, 2019	$10,095	$332,928	$343,023

Other Current Liabilities. Management recognizes in its balance sheets various liabilities that are expected to be settled through future cash payment within the next twelve months, including certain regulatory liabilities (refer to Note 5 - Regulatory Assets and Liabilities), customary accrued expenses for employee compensation and benefits, and declared but unpaid dividends. Amounts included in the Consolidated Balance Sheet of the Company as of December 31, 2018 reflect $75.6 million in unremitted amounts associated with the Linetec acquisition noted above.
Accumulated Removal Costs. Approved regulatory practices allow Southwest to include in depreciation expense a component intended to recover removal costs associated with utility plant retirements. In accordance with the Securities and Exchange Commission (“SEC”) position on presentation of these amounts, management reclassifies estimated removal costs from accumulated depreciation to accumulated removal costs within the liabilities section of the Consolidated Balance Sheets. Management regularly updates the estimated accumulated removal costs as amounts fluctuate between periods depending on the level of replacement work performed, the estimated cost of removal in rates, and the actual cost of removal experienced.
Gas Operating Revenues. Southwest recognizes revenue when it satisfies its performance by transferring gas to the customer. Natural gas is delivered and “consumed” by the customer simultaneously. Revenues are recorded when customers are billed. Customer billings are substantially based on monthly meter reads and include certain other charges assessed monthly, and are calculated in accordance with applicable tariffs and state and local laws, regulations, and related agreements. An estimate of the margin associated with natural gas service provided, but not yet billed, to residential and commercial customers from the latest meter read date to the end of the reporting period is also recognized as accrued utility revenue. Revenues also include the net impacts of margin tracker/decoupling accruals based on criteria in U.S. GAAP for rate-regulated entities associated with alternative revenue programs. All of Southwest’s service territories have decoupled rate structures, which are designed to eliminate the direct link between volumetric sales and revenue, thereby mitigating the impacts of unusual weather variability and conservation on margin. See Note 3 - Revenue.
Utility Infrastructure Services Revenues. The majority of Centuri contracts are performed under unit-price contracts. Generally, these contracts state prices per unit of installation. Typical installations are accomplished in a few weeks or less. Revenues are recorded as installations are completed. Revenues are recorded for long-term fixed-price contracts in a pattern that reflects the transfer of control of promised goods and services to the customer over time. The amount of revenue recognized on fixed-price contracts is based on costs expended to date relative to anticipated final contract costs. Changes in job performance, job conditions, and final contract settlements are factors that influence management’s assessment of total contract value and the total estimated costs to complete those contracts. Revisions in estimates of costs and earnings during the course of work are reflected in the accounting period in which the facts requiring revision become known. If a loss on a contract becomes known or is anticipated, the entire amount of the estimated ultimate loss is recognized at that time in the financial statements. Some unit-price contracts contain caps that if encroached, trigger revenue and loss recognition similar to a fixed-price contract model. See Note 3 - Revenue.
Utility Infrastructure Services Expenses. Centuri’s utility infrastructure services expenses in the Consolidated Statements of Income includes payroll expenses, office and equipment rental costs, subcontractor expenses, training, job-related materials, gains and losses on equipment sales, and professional fees.
Net Cost of Gas Sold. Components of net cost of gas sold include natural gas commodity costs (fixed-price and variable-rate), pipeline capacity/transportation costs, and actual settled costs of natural gas derivative instruments. Also included are the net impacts of purchased gas adjustment (“PGA”) deferrals and recoveries, which by their inclusion, result in net cost of gas sold overall that is comparable to amounts included in billed gas operating revenues. Differences between amounts incurred with suppliers, transmission pipelines, etc. and those already included in customer rates, are temporarily deferred in PGA accounts pending inclusion in customer rates.
Operations and Maintenance Expense. Operations and maintenance expense includes Southwest’s operating and maintenance costs associated with serving utility customers and maintaining its distribution and transmission systems, uncollectible expense, administrative and general salaries and expense, employee benefits expense excluding relevant non-service cost components (see Note 11 - Pension and Other Postretirement Benefits), and legal expense (including injuries and damages).
Depreciation and Amortization. Utility plant depreciation is computed on the straight-line remaining life method at composite rates considered sufficient to amortize costs over estimated service lives, including components which compensate for removal costs (net of salvage value), and retirements, as approved by the appropriate regulatory agency. When plant is retired from service, the original cost of plant, including cost of removal, less salvage, is charged to the accumulated provision for depreciation. See also discussion regarding Accumulated Removal Costs above. Other regulatory assets, including acquisition adjustments, are amortized when appropriate, over time periods authorized by regulators. Non-utility and utility infrastructure services-related property and equipment are depreciated on a straight-line method based on the estimated useful lives of the related assets. Costs and gains related to refunding utility debt and debt issuance expenses are deferred and amortized over the weighted-average lives of the new issues and become a component of interest expense.
Allowance for Funds Used During Construction (“AFUDC”). AFUDC represents the cost of both debt and equity funds used to finance utility construction. AFUDC is capitalized as part of the cost of utility plant. The debt portion of AFUDC is reported in the Company’s and Southwest’s Consolidated Statements of Income as an offset to Net interest deductions and the equity portion is reported as Other income. Utility plant construction costs, including AFUDC, are recovered in authorized rates through depreciation when completed projects are placed into operation, and general rate relief is requested and granted.

(Thousands of dollars)	2019	2018	2017
AFUDC:
Debt portion	$4,558	$3,264	$1,666
Equity portion	4,161	3,627	2,296
AFUDC capitalized as part of utility plant	$8,719	$6,891	$3,962
AFUDC rate	5.36%	5.85%	5.95%

Other Income (Deductions). The following table provides the composition of significant items included in Other income (deductions) on the Consolidated Statements of Income:

(Thousands of dollars)	2019	2018	2017
Southwest Gas Corporation – natural gas operations segment:
Change in COLI policies	$17,400	$(3,200)	$10,300
Interest income	6,356	6,020	2,784
Equity AFUDC	4,161	3,627	2,296
Other components of net periodic benefit cost	(15,059)	(21,059)	(19,424)
Miscellaneous income and (expense)	(3,341)	(2,628)	(2,344)
Southwest Gas Corporation – total other income (deductions)	9,517	(17,240)	(6,388)
Utility infrastructure services segment:
Interest income	—	88	3
Foreign transaction gain (loss)	546	(222)	(754)
Equity in earnings of unconsolidated investment – Western	439	531	1,052
Miscellaneous income and (expense)	(519)	(635)	44
Centuri – total other income (deductions)	466	(238)	345
Corporate and administrative	102	52	13
Consolidated Southwest Gas Holdings, Inc. - total other income (deductions)	$10,085	$(17,426)	$(6,030)

Included in the table above is the change in COLI policies (including net death benefits recognized). Current tax regulations provide for tax-free treatment of life insurance (death benefit) proceeds. Therefore, changes in the cash surrender value components of COLI policies, as they progress towards the ultimate death benefits, are also recorded without tax consequences.
Foreign Currency Translation. Foreign currency-denominated assets and liabilities of consolidated subsidiaries are translated into U.S. dollars at exchange rates existing at the respective balance sheet dates. Translation adjustments resulting from fluctuations in exchange rates are recorded as a separate component of accumulated other comprehensive income within stockholders’ equity. Results of operations of foreign subsidiaries are translated using the monthly weighted-average exchange rates during the respective periods. Gains and losses resulting from foreign currency transactions are included in Other income (expense) of the Company. Gains and losses resulting from intercompany foreign currency transactions that are of a long-term investment nature are reported in Other comprehensive income, if applicable.
Earnings Per Share. Basic earnings per share (“EPS”) in each period of this report were calculated by dividing net income attributable to Southwest Gas Holdings, Inc. by the weighted-average number of shares during those periods. Diluted EPS includes additional weighted-average common stock equivalents (performance shares and restricted stock units). Unless otherwise noted, the term “Earnings Per Share” refers to Basic EPS. A reconciliation of the denominator used in the Basic and Diluted EPS calculations is shown in the following table:

(In thousands)	2019	2018	2017
Average basic shares	54,245	49,419	47,965
Effect of dilutive securities:
Management Incentive Plan shares	12	25	8
Restricted stock units (1)	55	32	18
Average diluted shares	54,312	49,476	47,991
(1) The number of securities granted for 2019, 2018, and 2017 includes 46,000, 23,000, and 7,000 performance shares, respectively, the total of which was derived by assuming that target performance will be achieved during the relevant performance period.
Recent Accounting Standards Updates.
Accounting pronouncements adopted in 2019:
In February 2016, the FASB issued the update “Leases (Topic 842).” Under the update, lessees were required to recognize a lease liability for the obligation to make lease payments, measured on a discounted basis; and a right-of-use asset for the right to use, or control the use of, a specified asset for the lease term. The Company and Southwest adopted Topic 842 in the first quarter of 2019 through an optional transition method, which was elected, permitting the application of the provisions of the standard at the adoption date, rather than to earlier comparative periods. As a result, the Company and Southwest have not recast prior periods to reflect the adoption of this standard. See Note 2 - Utility Plant and Leases.
Recently issued accounting pronouncements that will be effective in 2020:
In June 2016, the FASB issued ASU 2016-13 “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” The update requires the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. The inputs currently used to estimate credit losses will still be utilized, however they may be adapted to reflect the full amount of expected losses, should there be a difference. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company and Southwest have completed their evaluation of this standard and will adopt the update as required. Management does not expect the impact to be material to the Company’s or Southwest’s consolidated financial statements.
In January 2017, the FASB issued ASU 2017-04 “Intangibles – Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment.” Under the update, an entity will apply a one-step quantitative test as opposed to a two-step test as currently required and record the amount of goodwill impairment as the excess of a reporting unit's carrying amount over its fair value, not to exceed the total amount of goodwill allocated to the reporting unit. The new guidance does not amend the optional qualitative assessment of goodwill impairment. The amendments should be applied on a prospective basis and is effective for fiscal and interim periods beginning after December 15, 2019. The Company and Southwest will apply the update prospectively at the date of adoption during the first quarter of 2020. The amount of any future goodwill impairment calculated under the update could vary from the calculation under the existing guidance.
In August 2018, the FASB issued ASU 2018-15 “Intangibles—Goodwill and Other—Internal-Use Software (Subtopic 350-40): Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract.” The update generally aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement (that is a service contract) with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software, with the exception that the FASB intends for implementation costs associated with hosted arrangements that are service contracts to be included in the same line item in the balance sheet that a prepayment of the fees associated with the arrangement would be presented. Once capitalized, the update also requires the entity to expense the amount capitalized over the term of the hosting arrangement, including reasonably certain renewal periods. The update is effective for fiscal years beginning after December 15, 2019, including interim periods within those fiscal years. The Company and Southwest will apply the update prospectively at the date of adoption during the first quarter of 2020, and management does not expect the amendment to have a material impact on the Company’s or Southwest’s consolidated financial statements.
Recently issued accounting pronouncements that will be effective after 2020:
In August 2018, the FASB issued ASU 2018-14 “Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20): Disclosure Framework—Changes to the Disclosure Requirements for Defined Benefit Plans.” This update removes disclosures that are no longer considered cost-beneficial, clarifies the specific requirements of disclosures, and adds disclosure requirements identified as relevant. The update applies to all employers that sponsor defined benefit pension or other postretirement plans. The update is effective for fiscal years ending after December 15, 2020. Early adoption is permitted. Management is evaluating the impacts this update might have on its disclosures.
In August 2018, the FASB issued ASU 2018-13 “Fair Value Measurement: Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement.” The update modifies the disclosure requirements on fair value measurements in Topic 820. The update is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Upon adoption, the Company and Southwest will modify their disclosures to conform to the requirements of the update, as applicable.
In December 2019, the FASB issued ASU 2019-12 “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes.” The update simplifies the accounting for income taxes by removing certain exceptions to the general principles, as well as improving consistent application in Topic 740 by clarifying and amending existing guidance. The update is effective for fiscal years beginning after December 15, 2021, and interim periods within fiscal years beginning after December 15, 2022. Early adoption is permitted for periods for which financial statements have not yet been made available for issuance. Management is evaluating the impacts this update might have on the Company’s and Southwest’s consolidated financial statements and disclosures.
Subsequent Events. Management monitors events occurring after the balance sheet date and prior to the issuance of the financial statements to determine the impacts, if any, of events on the financial statements to be issued or disclosures to be made, and has reflected them where appropriate.